UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 22, 2008
                        (Date of earliest event reported)

                           SHORE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)
          VIRGINIA                  000-23847                  54-1873994
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)

                      25020 Shore Parkway, Onley, Virginia 23418
                 (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (757) 787-1335

                                       n/a
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

         On May 22, 2008, Shore Financial Corporation issued a press release announcing shareholder approval of Hampton Roads Bankshares' acquisition of Shore Financial Corporation.

         A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01.        Financial Statements and Exhibits.

         (d)      Exhibits


                  Exhibit No.                Description
                  ------------     ---------------------------------
                      99.1         Press Release dated May 22, 2008.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           SHORE FINANCIAL CORPORATION


                          By:    /s/ Steven M. Belote
                                --------------------------------
                                Steven M. Belote
                                Senior Vice President and
                                Chief Financial Officer



Date:  May 23, 2008

                                  EXHIBIT INDEX


                  Exhibit No.                Description
                  ------------     ---------------------------------
                      99.1         Press Release dated May 22, 2008.

                                                                  Exhibit 99.1


                 SHAREHOLDERS APPROVE HAMPTON ROADS BANKSHARES'
                   ACQUISITION OF SHORE FINANCIAL CORPORATION

NORFOLK, VIRGINIA AND ONLEY, VIRGINIA, May 22, 2008: At their respective meetings held today, shareholders of Hampton Roads Bankshares, Inc. (NASDAQ:
HMPR), the financial holding company for Bank of Hampton Roads, and Shore Financial Corporation (NASDAQ: SHBK), the financial holding company for Shore Bank, approved the merger of Shore Financial Corporation with and into Hampton Roads Bankshares.

In addition to shareholder support, Hampton Roads Bankshares has received regulatory approval from the Federal Reserve Bank and the Virginia State Corporation Commission's Bureau of Financial Institutions to acquire Shore Financial Corporation. The transaction is scheduled to close on June 2, 2008.

Shore Financial Corporation, based in Onley, Virginia, is the holding company for Shore Bank, which serves the Eastern Shore of Maryland and Virginia through eight full-service banking facilities and twenty-two ATMS. Through its affiliates, Shore Bank also offers title insurance and investment products.

Jack W. Gibson, Vice Chairman, President and Chief Executive Officer of Hampton Roads Bankshares, stated, "The addition of Shore Bank with Bank of Hampton Roads under Hampton Roads Bankshares, brings together two extraordinary banks with excellent reputations, similar performance-driven cultures, and operating strengths that are highly complimentary. Both of our organizations share a vision to grow and be the market leader without compromising profitability. Shore's talented and well-respected management team will be instrumental in guiding our growth into this market and helping us to take advantage of future opportunities throughout the Delmarva Peninsula."

Subsequent to the completion of the merger, Shore Bank will maintain its competitive distinction and brand by operating as a subsidiary of Hampton Roads Bankshares. Scott C. Harvard will continue to serve as President and Chief Executive Officer of Shore Bank and as an Executive Vice President of Hampton Roads Bankshares.

Scott C. Harvard, President and Chief Executive Officer of Shore Financial Corporation, commented, "We are delighted to be joining forces with an organization that like Shore Bank, has such a rich history of serving their customers, communities, employees and shareholders. That history has led to consistent growth and profitability for both banking companies. The combined organization will have depth of talent, expanded services for our customers and the resources to expand our footprint across new markets."

About Hampton Roads Bankshares

Hampton Roads Bankshares, Inc. is a financial holding company that was formed in 2001 and is headquartered in Norfolk, Virginia. The Company's primary subsidiary is Bank of Hampton Roads, which opened for business in 1987. The Bank engages in general community and commercial banking business, targeting the needs of individuals and small to medium-sized businesses. Currently, the Bank operates eighteen banking offices in the Hampton Roads region of southeastern Virginia. Shares of Hampton Roads Bankshares common stock are traded on the NASDAQ Global Select Market under the symbol HMPR. Additional information about the Company and its subsidiaries can be found on the Web at www.bankofhamptonroads.com.

About Shore Financial Corporation

Shore Financial Corporation is headquartered on the Eastern Shore of Virginia. Its stock is traded on the NASDAQ Global Stock Market under the symbol SHBK. Its banking subsidiary, Shore Bank, serves the Eastern Shore of Maryland and Virginia through eight full-service banking facilities, twenty-two ATMs and twenty-four hour telephone and online banking services. Through banking subsidiaries and affiliated companies, the bank provides title insurance and non deposit investment products. For more information about Shore Financial visit www.shorebank.com.

Certain statements in this report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts. Although the Company believes that its expectations with respect to certain forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2007, and other reports filed and furnished to the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements made in this press release and this release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.

CONTACT:

Hampton Roads Bankshares, Inc.              Shore Financial Corporation
999 Waterside Drive, Suite 200              25020 Shore Parkway
Norfolk, VA 23510                           Onley, Virginia 23418
Attention: Jack W. Gibson                   Attention: Scott C. Harvard

Telephone Number: (757) 217-1000            Telephone Number: (757) 787-1335